Exhibit 10(e)


                            INDEMNIFICATION AGREEMENT



     THIS  AGREEMENT  is  made  this  day  of  _______,   2003,  between  Sprint
Corporation,   a  Kansas  corporation   ("Sprint"),   and  ______________   (the
"Indemnitee").

     WHEREAS, it is important to Sprint to attract and retain as directors and officers the most capable persons available; and

     WHEREAS,   the   Bylaws  of  Sprint   (the   "Bylaws")   provide   for  the
indemnification of the officers, directors, agents and employees of the corporation as authorized by K.S.A. 17-6305 (the "State Statute"); and

     WHEREAS, such Bylaws and the State Statute specifically provide that they are not exclusive, and thereby contemplate that contracts may be entered into between Sprint and its directors and officers with respect to indemnification of such directors and officers; and

     WHEREAS, in accordance with the authorization provided by the State Statute and the Bylaws, Sprint has purchased and presently maintains a policy or policies of Directors and Officers Liability Insurance ("D & O Insurance"), covering certain liabilities which may be incurred by its directors and officers in the performance of their services for Sprint; and

     WHEREAS, recent developments with respect to the terms and availability of D & O Insurance and with respect to the application, amendment and enforcement of statutory and bylaw indemnification provisions generally have raised questions concerning the adequacy and reliability of the protection afforded to directors and officers thereby; and

     WHEREAS, in order to resolve such questions and thereby induce the Indemnitee to agree to serve or continue to serve as a director and/or officer of Sprint, Sprint has determined and agreed to enter into this contract with the Indemnitee;

     NOW, THEREFORE, in consideration of the premises and of Indemnitee's agreeing to serve or continuing to serve as a director and/or officer of Sprint, the parties hereto agree as follows:

     l. Indemnity. Sprint hereby agrees to hold harmless and indemnify the Indemnitee to the full extent permitted by law:

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     a. Against any and all expenses  (including  attorneys'  fees),  judgments, fines, penalties and amounts paid in settlement actually and reasonably incurred by the Indemnitee in connection with any threatened, pending or completed
action,  suit  or  proceeding,   whether  civil,  criminal,   administrative  or
investigative, to which the Indemnitee is, was or at any time becomes a party, or is threatened to be made a party, by reason of the fact that the Indemnitee is, was or at any time becomes a director, officer, employee, agent or fiduciary of Sprint or by reason of anything done or not done by Indemnitee in any such capacity, whether prior to or subsequent to the date of this Agreement; and

     b. Against any and all expenses (including attorneys' fees) actually and reasonably incurred by the Indemnitee in serving or preparing to serve as a witness or other participant in any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative, if Indemnitee is such a witness or participant by reason of the fact that the Indemnitee is, was or at any time becomes a director, officer, employee, agent or fiduciary of Sprint.

     2. Specific Limitations on Indemnity. Indemnitee shall not be entitled to indemnification under this Agreement:

     a. In respect to remuneration paid to or advantage gained by the Indemnitee if it shall be determined by a final judgment or other final adjudication that the Indemnitee was not legally entitled to such remuneration or advantage;

     b. On account of the Indemnitee's conduct which is finally adjudged to have been knowingly fraudulent, deliberately dishonest or willful misconduct;

     c. Prior to a Change in Control (as defined in Section 4(d)), in respect of any action, suit or proceeding initiated by the Indemnitee against Sprint or any director or officer of Sprint unless Sprint has joined in or consented to the initiation of such action, suit or proceeding, except (i) as set forth in
Section 12(b) hereof, (ii) in respect of any counterclaims made against Indemnitee in any such action, suit or proceeding, and (iii) to the extent Indemnitee seeks contribution or apportionment of an award or settlement against Indemnitee and against Sprint and/or any other director or officer of Sprint.

     3. Advance of Expenses and Payment of Indemnification. Upon the written request of Indemnitee, expenses that are subject to indemnification under this Agreement shall be advanced by Sprint within five business days of receipt of such request. Subject to Section 4(a), indemnification shall be made under this Agreement no later than sixty (60) days after receipt by Sprint

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of the written  request of Indemnitee,  which written request shall identify the
expenses,   judgments,   fines  and  amounts  paid  in   settlement   for  which
indemnification is requested. Written request shall be deemed received three days after the date postmarked if sent by prepaid mail properly addressed to Sprint at the address set forth in Section 11 hereof.

     4. Determination of Indemnification.

     a. Subject to Section 12, (i) the obligations of Sprint under Section 1 shall be subject to the condition that the Reviewing Party shall have determined (in a written opinion, in any case in which Independent Legal Counsel makes the determination under this Section 4) that Indemnitee would be permitted to be indemnified under applicable law, and (ii) the obligation of Sprint to make an expense advance pursuant to Section 3 shall be subject to the condition that, if, when and to the extent that it is finally determined that Indemnitee would not be permitted to be indemnified for such expenses under applicable law, Sprint shall be entitled to be reimbursed by Indemnitee (who hereby agrees to reimburse Sprint) for all such amounts theretofore paid. Indemnitee's obligation to reimburse Sprint for expense advances shall be unsecured and no interest shall be charged thereon.

     b. If there has not been a Change in Control or if there has been a Change in Control which has been approved by a majority of Sprint's Board of Directors who were directors immediately prior to such Change in Control, the Reviewing Party shall be selected by the Board of Directors, and if there has been a Change in Control (other than a Change in Control which has been approved by a majority of Sprint's Board of Directors who were directors immediately prior to such Change in Control) the Reviewing Party shall be the Independent Legal Counsel referred to in Section 4(c). If there has been no determination by the Reviewing Party within the sixty (60) day period referred to in Section 3, the Reviewing Party shall be deemed to have made a determination that it is permissible to indemnify Indemnitee under applicable law.

     c. Sprint agrees that if there is a Change in Control of Sprint (other than a Change in Control which has been approved by a majority of Sprint's Board of Directors who were directors immediately prior to such Change in Control) then Independent Legal Counsel shall be selected by Indemnitee and approved by Sprint (which approval shall not be unreasonably withheld) and such Independent Legal Counsel shall determine whether the Indemnitee is entitled to indemnification under this Agreement or any other agreement or Articles of Incorporation or Bylaws of Sprint now or hereafter in effect relating to indemnification. If Independent Legal Counsel is making the determination under this Section 4, such Independent Legal Counsel shall render its

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written  opinion to Sprint and  Indemnitee  as to whether and to what extent the
Indemnitee will be permitted to be indemnified. Sprint agrees to pay the reasonable fees of the Independent Legal Counsel and to indemnify fully such Independent Legal Counsel against any and all expenses (including attorneys' fees), claims, liabilities and damages arising out of or relating to this Agreement or the engagement of Independent Legal Counsel pursuant hereto.

     d. "Change in Control" shall be deemed to have occurred if (i) any "person" (as such term is used in Sections 13(d) and 14(d) of the Securities Exchange Act of 1934, as amended), other than a trustee or other fiduciary holding securities under an employee benefit plan of Sprint or a corporation owned directly or indirectly by the stockholders of Sprint in substantially the same proportions as their ownership of stock of Sprint, is or becomes the "beneficial owner" (as defined in Rule 13d-3 under said Act), directly or indirectly, of securities of Sprint representing 20% or more of the total voting power represented by Sprint's then outstanding Voting Securities, or (ii) during any period of two consecutive years, individuals who at the beginning of such period constitute the Board of Directors of Sprint and any new director whose election by the Board of Directors or nomination for election by Sprint's stockholders was approved by a vote of at least two-thirds (2/3) of the directors then still in office who either were directors at the beginning of the period or whose election or nomination for election was previously so approved, cease for any reason to constitute a majority thereof, or (iii) the stockholders of Sprint approve a merger or consolidation of Sprint with any other corporation, other than a merger or consolidation which would result in the Voting Securities of Sprint outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into Voting Securities of the surviving entity) at least 80% of the total voting power represented by the Voting Securities of Sprint or such surviving entity outstanding immediately after such merger or consolidation, or the stockholders of Sprint approve a plan of complete liquidation of Sprint or an agreement for the sale or disposition by Sprint (in one transaction or a series of transactions) of all or substantially all the assets of Sprint.

     "Reviewing Party" shall mean any appropriate person or body consisting of a member or members of the Board of Directors of Sprint or any other person or body appointed by the Board who is not a party to the particular action, suit or proceeding for which Indemnitee is seeking indemnification, or Independent Legal Counsel.

     "Independent Legal Counsel" shall mean an attorney, selected in accordance with the provisions of Section 4, who shall not have otherwise performed services for Sprint or Indemnitee within

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the last five years (other than in connection with seeking indemnification under this Agreement). Independent Legal Counsel shall not be any person who, under the applicable standards of professional conduct then prevailing, would have a conflict of interest in representing either Sprint or Indemnitee in an action to determine Indemnitee's rights under this Agreement, nor shall Independent Legal Counsel be any person who has been sanctioned or censured for ethical violations of applicable standards of professional conduct.

     "Voting Securities" shall mean any securities of Sprint which vote generally in the election of directors.

     5. Partial Indemnity; Expenses. If the Indemnitee is entitled under any provision of this Agreement to indemnification by Sprint for some or a portion of the expenses, judgments, fines, penalties and amounts paid in settlement incurred by the Indemnitee, but not for the total amount thereof, Sprint shall indemnify Indemnitee for the portion thereof to which Indemnitee is entitled. Notwithstanding any other provision of this Agreement, to the extent that Indemnitee has been successful on the merits or otherwise in defense of any or all actions, suits or proceedings relating in whole or in part to an event subject to indemnification hereunder or in defense of any issue or matter therein, including dismissal without prejudice, Indemnitee shall be indemnified against expenses incurred in connection with such action, suit, proceeding, issue or matter, as the case may be.

     6. Non-exclusivity. The rights of the Indemnitee under this Agreement shall be in addition to any other rights Indemnitee may have under the Articles of Incorporation or the Bylaws of Sprint, the Kansas General Corporation Code or otherwise. To the extent that a change in the Kansas General Corporation Code (whether by statute or judicial decision) permits greater indemnification by agreement than would be afforded currently under the Articles of Incorporation and the Bylaws of Sprint and this Agreement, it is the intent of the parties hereto that Indemnitee shall by this Agreement be entitled to the greater benefits so afforded by such change.

     7. Liability Insurance. To the extent Sprint maintains D & O Insurance, Sprint shall maintain coverage for Indemnitee under such policy or policies, in accordance with its or their terms, to the maximum extent of the coverage provided under such policy or policies in effect for any other director or officer of Sprint.

     8. No Duplication of Payments. Sprint shall not be liable under this Agreement to make any payment in connection with any claim against the Indemnitee to the extent the Indemnitee has otherwise actually received payment (under any insurance policy, Bylaw or otherwise) of the amounts otherwise indemnifiable

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hereunder  or to the  extent  that  Indemnitee  is  entitled  to be  indemnified directly by any insurance company under the individual directors' and officers' liability provisions of any D & O Insurance maintained by Sprint.

     9. No Presumption. For purposes of this Agreement, the termination of any claim, action, suit or proceeding by judgment, order, settlement (whether with or without court approval) or conviction, or upon a plea of nolo contendere, or its equivalent, shall not of itself create a presumption that Indemnitee did not meet any particular standard of conduct or have any particular belief or that a court has determined that indemnification is not permitted by applicable law.

     10. Continuation of Indemnity. All agreements and obligations of Sprint contained herein shall continue during the period the Indemnitee is a director, officer, employee, agent or fiduciary of Sprint and shall continue thereafter so long as the Indemnitee shall be subject to any possible claim or threatened, pending or completed action, suit or proceeding, whether civil, criminal or investigative, by reason of the fact that the Indemnitee was a director or officer of Sprint or serving in any other capacity referred to herein.

     11. Notification of Proceedings; Consent to Settlements. Promptly after receipt by the Indemnitee of notice of the commencement of any action, suit or proceeding, the Indemnitee shall, if a claim in respect thereof is to be made against Sprint under this Agreement, notify Sprint of the commencement thereof. Notice shall be in writing and shall be addressed as follows:

                               Sprint Corporation
                                 P.O. Box 11315
                           Kansas City, Missouri 64112
                           Attention: General Counsel

     Notice shall be deemed received if sent by prepaid mail properly addressed. Indemnitee and Sprint shall cooperate fully with each other in the defense of any such action, suit or proceeding and each shall provide the other with such information as the other may reasonably require.

     Sprint shall not be liable to indemnify the Indemnitee under this Agreement for any amounts paid in settlement of any action or claim effected without its written consent (which consent shall not be unreasonably withheld).

     12. Enforcement.

     a. Sprint expressly confirms and agrees that it has entered into this Agreement and assumed the obligations imposed on it hereby in order to induce the Indemnitee to agree to serve

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or to continue to serve as a director and/or officer of Sprint and  acknowledges that the Indemnitee is relying upon this Agreement in agreeing to serve or continuing to serve in such capacity.

     b. The right to indemnification provided by this Agreement shall be enforceable by Indemnitee in any court in the State of Kansas having subject matter jurisdiction thereof and in which venue is proper. The Indemnitee shall have the right to commence litigation in any such court challenging any determination by the Reviewing Party or any aspect thereof, or the legal or factual bases therefor. Sprint shall reimburse Indemnitee for any and all reasonable expenses (including attorneys' fees) incurred by Indemnitee in connection with any claim asserted or action brought by Indemnitee to enforce rights or to collect moneys due under this Agreement, the Articles of Incorporation or the Bylaws of Sprint or any other agreement with Sprint now or hereafter in effect relating to indemnification, or any D & O Insurance purchased and maintained by Sprint, regardless of whether Indemnitee ultimately is determined to be entitled to such indemnification, advance expense payment or insurance coverage, as the case may be, unless the court determines that the claim or action is frivolous or that assertions made therein were made with no reasonable basis.

     c. In connection with any determination by the Reviewing Party or otherwise as to whether Indemnitee is entitled to be indemnified hereunder the burden of proof shall be on Sprint to establish that Indemnitee is not so entitled.

     13. Separability. Each of the provisions of this Agreement is a separate and distinct agreement and independent of the others, so that if any provision hereof shall be held to be invalid or unenforceable for any reason, such invalidity or unenforceability shall not affect the validity or enforceability of the other provisions hereof. The parties agree that the court making such determination that any provision hereof is invalid or unenforceable shall have the power to modify such provision to the minimum extent necessary to avoid a violation of law consistent with the intent of the parties manifested by such provision. If this Agreement or any portion thereof shall be held to be invalid or unenforceable for any reason, Sprint shall nevertheless indemnify Indemnitee to the fullest extent permitted by any applicable portion of this Agreement that shall not have been invalidated and to the fullest extent permitted by applicable law.

       14. Governing Law; Binding Effect; Amendment and Termination.

     a. This Agreement shall be interpreted and enforced in accordance with the laws of the State of Kansas.

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     b. This Agreement shall be binding upon the Indemnitee and upon Sprint, its successors and assigns (including any transferee of all or substantially all of the assets of Sprint and any successor by merger or operation of law), and shall
inure  to  the  benefit  of  the   Indemnitee,   his  or  her  heirs,   personal
representatives and assigns and to the benefit of Sprint, its successors and assigns. Sprint shall require and cause any successor to all or substantially all of its assets, by written agreement in form and substance satisfactory to Indemnitee, expressly to assume and agree to perform this Agreement in the same manner and to the same extent that Sprint would be required to perform if no succession had taken place.

     c. No amendment, modification, termination or cancellation of this Agreement shall be effective unless in writing signed by both parties hereto. No waiver of any provision of this Agreement shall be deemed or shall constitute a waiver of any other provision hereof, and no such waiver shall constitute a continuing waiver.

     15. Subrogation. In the event of payment under this Agreement, Sprint shall be subrogated to the extent of such payment to all of the rights of recovery of such Indemnitee, who shall execute all papers required and shall do everything that may be necessary to secure such rights.

     IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the day and year first above written.



                               SPRINT CORPORATION


                               By _____________________________________




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